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                                                                    EXHIBIT 99.9


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with quarterly report on Form 10-Q for ENGlobal Corporation (the "Company") for the period ending March 31, 2003 as filed with the Securities and Exchange Commission, the undersigned certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15
(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                              /s/ Michael L. Burrow
                              --------------------------------
                              Michael L. Burrow, P. E.
                              Chief Executive Officer


                              /s/ Robert W. Raiford
                              --------------------------------
                              Robert W. Raiford
                              Chief Financial Officer